UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 20, 2020

Commission File Number:  00115757

ImageWare Systems, Inc.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation or organization)
330224167
(IRS Employer Identification No.)

13500 Evening Creek Drive N , Suite 550, San Diego, California 92128
(Address of principal executive offices)

858-673-8600
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, par value $0.01 per share
Trading Symbol(s)
IWSY
Name of exchange on which registered
OTCQB Marketplace

Item 1.01 Entry into a Material Definitive Agreement.

On February 20, 2020, ImageWare Systems, Inc. (the "Company") entered into a securities purchase agreement (the "Purchase Agreement") with Triton Funds LP, a Delaware limited partnership ("Triton" or the "Investor" and together the "Parties"), which Purchase Agreement provides the Company the right to sell to Triton, and Triton is obligated to purchase, up to $2.0 million worth of shares of the Company's common stock, par value $0.01 per share ("Common Stock"), under the Purchase Agreement (the "Offering").

Pursuant to the terms and conditions set forth in the Purchase Agreement, the purchase price of the Common Stock will be based on the number of shares of Common Stock equal to the amount in U.S. Dollars that the Company intends to sell to the Investor to be set forth in each written notice sent to the Investor by the Company (the "Purchase Notice") and delivered to the Investor (the "Purchase Notice Amount"), divided by the lowest daily volume weighted average price of the Company's Common stock listed on the OTC Markets during the five business days prior to closing (the "Purchased Shares"). The Closing of the purchase of the Purchased Shares as set forth in the Purchase Notice will occur no later than three business days following receipt of the Purchased Shares by the Investor.

The Offering was made pursuant to an effective registration statement on Form S-3 (Registration Statement Number 333-225935), as previously filed with the Securities and Exchange Commission (the "SEC") on July 10, 2018, and a related prospectus supplement filed on February 21, 2020. The Offering will terminate upon the earlier date of either (i) that date which the Investor has purchased an aggregate of $2.0 million in Purchased Shares pursuant to the Purchase Agreement; or (i) March 31, 2020. The Company intends to use the proceeds from the Offering for general working capital purposes.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and Triton.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the same which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
EX-10.1	Securities Purchase Agreement by and between the Company and Triton, dated February 20, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImageWare Systems, Inc.

Date:   February 27, 2020
By:	/s/ Wayne Wetherell

Name: Wayne Wetherell
Title: Chief Financial Officer